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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                   __________________________________________

                                    FORM 8-K

                   __________________________________________

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 25, 2010
                Date of Report (Date of earliest event reported)

                  ___________________________________________

                         Cadence Financial Corporation
               (Exact Name of Registrant as Specified in Charter)

                  ___________________________________________


   Mississippi                      1-15773                       64-0694755
(State or Other            (Commission File Number)             (IRS Employer
  Jurisdiction                                               Identification No.)
of Incorporation)

               301 East Main Street Starkville, Mississippi 39759
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (662) 324-4258
                                                    --------------

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

     On May 25, 2010, Cadence Financial Corporation (the "Company") held its Annual Meeting of Shareholders (the "Annual Meeting"). At the Annual Meeting, the Company's shareholders approved the four proposals listed below. The final results for the votes regarding each proposal are set forth below. Each of the proposals is described in detail in the Proxy Statement.

     1. To elect the following twelve directors to serve until the 2010 annual meeting of shareholders or their successors are elected and qualified:


                                   Votes     Votes      Broker
              Director              For     Withheld   Non-Votes
       -----------------------------------------------------------
        Mark A. Abernathy        5,483,388   932,319   3,224,410
        David Byars              5,529,913   885,794   3,224,410
        Robert S. Caldwell, Jr.  5,573,667   842,040   3,224,410
        Robert L. Calvert, III   5,697,264   718,443   3,224,410
        Robert A. Cunningham     5,704,601   711,106   3,224,410
        J. Nutie Dowdle          5,571,381   844,326   3,224,410
        James C. Galloway, Jr.   5,737,354   678,354   3,224,410
        Clifton S. Hunt          5,533,711   881,996   3,224,410
        Lewis F. Mallory, Jr.    5,671,327   744,380   3,224,410
        Allen B. Puckett, III    5,745,275   670,432   3,224,410
        H. Stokes Smith          5,522,578   893,129   3,224,410
        Sammy J. Smith           5,685,847   729,860   3,224,410


     2. To ratify the appointment of T. E. Lott & Company as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010.

                  For        Against     Abstain    Broker Non-Votes
              ------------------------------------------------------
               9,080,523     304,639     254,955           --

     3. To approve a non-binding advisory shareholder proposal on executive compensation.

                  For        Against     Abstain    Broker Non-Votes
              ------------------------------------------------------
               8,341,163    1,093,812    205,141           --

     4. To approve an amendment to the Company's restated articles of incorporation, as amended, to increase the number of authorized shares of common stock to 140.0 million shares.

                  For        Against     Abstain    Broker Non-Votes
              ------------------------------------------------------
               6,928,758    2,616,697     94,662           --


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CADENCE FINANCIAL CORPORATION
                                                    (Registrant)

Date:  May 27, 2010                    By:   /s/ Richard T. Haston
                                             -----------------------------------
                                             Richard T. Haston
                                             Executive Vice President,
                                             Chief Financial Officer